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EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of MSC Industrial Direct Co., Inc. (the "Company") for the fiscal year ended August 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mitchell Jacobson, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MITCHELL JACOBSON Name: Mitchell Jacobson Chief Executive Officer Date: November 3, 2003

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002